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EXHIBIT 23.1

Consent of Independent Auditors

We consent to the incorporation by reference to the Registration Statement (Form S-8) pertaining to the EarthLink, Inc. 401(k) Plan of our report dated June 24, 2002, with respect to the financial statements and schedule of the EarthLink, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.

/s/ ERNST & YOUNG LLP

Atlanta, Georgia
July 15, 2002

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  EXHIBIT 23.1
Consent of Independent Auditors